Summary Prospectus February 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS CAPITAL GROWTH FUND






CLASS/Ticker    A   SDGAX    B   SDGBX    C   SDGCX    R   SDGRX    INST   SDGTX    S   SCGSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C, R), (800) 730-1313
(INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated February 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide long-term growth of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 21) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                          A          B          C       R    INST      S
                               ------------  ---------  ---------  ------  ------  -----
Maximum sales charge (load)
on purchases, as % of offer-
ing price                            5.75      None       None     None    None    None
------------------------------       ----      --         --       ------  ------  -----
Maximum contingent
deferred sales charge (load),
as % of redemption proceeds      None(1)     4.00       1.00       None    None    None
------------------------------   --------    ----       ----       ------  ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C          R        INST           S
                             ---------  ---------  ---------  ---------  ----------  ----------
Management fee                   0.46       0.46       0.46       0.46       0.46        0.46
----------------------------     ----       ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       0.99       1.00       0.50      None        None
----------------------------     ----       ----       ----       ----      -----       -----
Other expenses (includes an
administrative fee)              0.43       0.65       0.44       0.29       0.25        0.39
----------------------------     ----       ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.12       2.10       1.90       1.25       0.71        0.85
----------------------------     ----       ----       ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS            A          B          C          R    INST          S
-------  ---------  ---------  ---------  ---------  ------  ---------
1        $  683     $  613     $  293     $  127     $ 73    $   87
--       ------     ------     ------     ------     ----    ------
3        $  911     $  958     $  597     $  397     $227    $  271
--       ------     ------     ------     ------     ----    ------
5        $1,156     $1,329     $1,026     $  686     $395    $  471
--       ------     ------     ------     ------     ----    ------
10       $1,860     $1,949     $2,222     $1,511     $883    $1,049
--       ------     ------     ------     ------     ----    ------

You would pay the following expenses if you did not redeem your shares:



YEARS            A          B          C          R    INST          S
-------  ---------  ---------  ---------  ---------  ------  ---------
1        $  683     $  213     $  193     $  127     $ 73    $   87
--       ------     ------     ------     ------     ----    ------
3        $  911     $  658     $  597     $  397     $227    $  271
--       ------     ------     ------     ------     ----    ------
5        $1,156     $1,129     $1,026     $  686     $395    $  471
--       ------     ------     ------     ------     ----    ------
10       $1,860     $1,949     $2,222     $1,511     $883    $1,049
--       ------     ------     ------     ------     ----    ------

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500( (Reg. TM)) Index (generally the 500 largest companies in the US) or the Russell 1000( (Reg. TM) )Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios). Although the fund can invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. In choosing stocks, portfolio management begins by utilizing a proprietary quantitative model to rank stocks based on a number of factors including valuation and profitability. Portfolio management also applies fundamental techniques to identify companies that display above-average earnings growth compared to other companies and that have strong product lines, effective management and leadership positions within core markets. The factors considered and models used by the portfolio managers may change over time.


Portfolio management will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the fund's emphasis on a given industry.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options, and write covered call options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or services rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes,or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



                                       2
SUMMARY PROSPECTUS February 1, 2010                    DWS Capital Growth Fund

FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and Statement of Additional Information.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


On July 17, 2000 AARP Capital Growth Fund was reorganized into Class AARP (now Class S) of Scudder Capital Growth Fund (now DWS Capital Growth Fund). Class AARP Shares were converted into Class S shares on July 14, 2006.


For Class A, B, C and R shares, performance prior to its inception date is based on the historical performance of the fund's original share class (Class
AARP) and for periods prior to July 17, 2000, AARP Capital Growth Fund, each adjusted to reflect the higher expenses of the relevant share class. For Class S shares, performance prior to its inception date is the historical performance of AARP Capital Growth Fund.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -10.33       -20.40      -29.42     26.32       7.32      8.41      8.29     12.28       -32.80     25.91
   2000        2001        2002       2003       2004      2005      2006      2007        2008       2009




Best Quarter: 14.91%, Q4 2001   Worst Quarter: -21.24%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                CLASS           1          5          10       SINCE
                            INCEPTION        YEAR      YEARS       YEARS   INCEPTION
                          -----------  ----------  ---------  ----------  ----------
CLASS A before tax        6/25/2001        18.35       0.75       -3.50         -
------------------------- ---------        -----       ----      ------         -
CLASS B before tax        6/25/2001        21.41       1.19       -3.59         -
------------------------- ---------        -----       ----      ------         -
CLASS C before tax        6/25/2001        24.62       1.11       -3.70         -
------------------------- ---------        -----       ----      ------         -
INST CLASS before tax     8/19/2002        26.08       2.33          -        4.44
------------------------- ---------        -----       ----      ------       ----
CLASS R before tax        11/3/2003        25.42       1.65       -3.22         -
------------------------- ---------        -----       ----      ------       ----
CLASS S before tax        7/17/2000        25.91       2.21       -2.68         -
------------------------- ---------        -----       ----      ------       ----
  After tax on distribu-
  tions                                    25.91       2.15       -2.87         -
  After tax on distribu-
  tions, with sale                         17.09       1.90       -2.22         -
------------------------- ---------        -----       ----      ------       ----
RUSSELL 1000 GROWTH
INDEX                                      37.21       1.63       -3.99         -
------------------------- ---------        -----       ----      ------       ----
Since INST Class
inception                                     -          -           -        5.06
------------------------- ---------        -----       ----      ------       ----
STANDARD & POOR'S
500 INDEX (S&P 500)                        26.46       0.42       -0.95         -
------------------------- ---------        -----       ----      ------       ----
Since INST Class
inception                                     -          -           -        4.78
------------------------- ---------        -----       ----      ------       ----

INST Class index comparison began on 8/31/2002.


RUSSELL 1000 (Reg. TM) GROWTH INDEX is an unmanaged index that consists of those stocks in the Russell 1000 (Reg. TM) Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


                                       3
SUMMARY PROSPECTUS February 1, 2010                    DWS Capital Growth Fund

PORTFOLIO MANAGER(S)

OWEN FITZPATRICK, CFA. Managing Director of Deutsche Asset Management and Lead Manager of the fund. Joined the fund in 2009.


THOMAS M. HYNES, JR., CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2009.


BRENDAN O'NEILL, CFA. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                                AUTOMATIC
                                              UGMAS/           INVESTMENT
                   NON-IRA            IRAS     UTMAS                PLANS
         -----------------  --------------  --------  -------------------
A B C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R               None             None        None             None
-------      -----               -----       -----            ----
INST     1,000,000                N/A         N/A             N/A
-------  ---------               -----       -----            ----
S            2,500               1,000       1,000           1,000
-------  ---------               -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or R shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Institutional Class shares are generally available only to qualified institutions. Class R shares are generally available only to certain retirement plans. Class S shares are generally available only to existing Class S shareholders.


TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
SUMMARY PROSPECTUS February 1, 2010                    DWS Capital Growth Fund
DCGF-SUM